EXHIBIT: 10.5

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOURTH AMENDMENT TO THE

CONTRACT RESEARCH AGREEMENT

This FOURTH AMENDMENT TO THE CONTRACT RESEARCH AGREEMENT (the “Amendment”) is made and entered into by and between AGRIGENETICS, INC., a Delaware corporation having its principal place of business at 9330 Zionsville Road, Indianapolis, Indiana 46268 (“Agrigenetics”) and EXELIXIS PLANT SCIENCES, INC., a Delaware corporation having its principal place of business at 16160 SW Upper Boones Ferry Road, Portland, Oregon 97224 (“EPS”). Agrigenetics and EPS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Agrigenetics, Mycogen Corporation, EPS and Exelixis, Inc. (“Exelixis”) are parties to a Contract Research Agreement effective as of September 4, 2007, as amended by the First Amendment effective as of January 1, 2008, the Second Amendment effective as of October 27, 2008 and the Third Amendment effective as of July 1, 2009 (the “Agreement”), under which Agrigenetics engaged EPS to conduct certain research pursuant to a Research Plan.

B. Agrigenetics and EPS desire to amend the Agreement in accordance with Section 14.10 of the Agreement to expand the Research Budget to include funding by Agrigenetics for [ * ] who will perform research pursuant to the Research Plan.

NOW, THEREFORE, the Parties agree as follows:

1.	FOURTH AMENDMENT OF THE AGREEMENT

The parties hereby agree to amend the terms of the Agreement as provided below, effective as of July 1, 2009 (the “Fourth Amendment Effective Date”). Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement.

1.1	Section 2.7 is amended by adding the following sentence to the end of such section:

“As of the Fourth Amendment Effective Date, EPS is performing Innovation Program No. 1 and has received approval to perform Innovation Program No. 2. The Parties hereby agree that all [ * ] or [ * ] by [ * ] to perform [ * ] or [ * ] will [ * ] be [ * ] the [ * ] and [ * ] upon the Fourth Amendment Effective Date or the date that [ * ] on the relevant [ * ]

(whichever is [ * ]), without the [ * ] to [ * ] the [ * ] or take other [ * ]. As such, the rights and obligations of the Parties that pertain to Key Personnel, including without limitation the rights and obligations set forth in Article 8 of this Agreement, shall apply to such individuals.”

1.2	Section 8.9 is added to the Agreement to read in its entirety as follows:

“8.9 Hiring of [ * ]:

Pursuant to the FOURTH AMENDMENT TO THE CONTRACT RESEARCH AGREEMENT EFFECTIVE AS OF JULY 1, 2009 (the “Fourth Amendment”), EPS agrees to hire [ * ] to conduct research under the Research Plan. The attached Exhibit 2B provides a description of the desired level, research department or function (e.g. [ * ]. The Parties hereby agree that all [ * ] hired pursuant to the Fourth Amendment will [ * ] be [ * ] the [ * ] and [ * ] upon his or her start date, without the [ * ] to [ * ] the [ * ] or take other [ * ]. As such, the rights and obligations of the Parties that pertain to Key Personnel, including without limitation the rights and obligations set forth in Article 8 of this Agreement, shall apply to such individuals. While Agrigenetics desires EPS to [ * ] the [ * ] goals set forth in [ * ] as it [ * ] to [ * ] the [ * ], EPS may hire people for such positions in its discretion based on program needs as long as the [ * ] of each [ * ] is within the range specified in the “[ * ]” [ * ] on the [ * ]. EPS may use [ * ] or [ * ] having the [ * ] to perform the duties of [ * ] either on a [ * ] basis or [ * ] an [ * ] to [ * ], and EPS shall [ * ] the [ * ] for the [ * ] by such [ * ] to the [ * ] as is specified below in Section 6.2(a), as amended by the Fourth Amendment. Agrigenetics acknowledges that EPS is currently in active discussions regarding the [ * ] of the [ * ] (as defined in the [ * ]) and the Parties agree that neither EPS or Agrigenetics will [ * ] or [ * ] an [ * ] who [ * ] with the [ * ], or [ * ] with the [ * ], for [ * ] of the [ * ] while such [ * ] discussions are ongoing. However, should such [ * ] discussions cease, EPS may immediately [ * ] of the [ * ] to [ * ] who [ * ] with the [ * ] or who [ * ] with the [ * ]. In the event that [ * ] or [ * ] is [ * ] on or before [ * ], EPS shall have no obligation to [ * ].”

1.3	Section 6.2(a)(i)(3) is amended by adding the following sentence:

“Pursuant to the Second Amendment to this Agreement, Agrigenetics shall pay EPS $[ * ] on or before [ * ]. Agrigenetics shall make an additional payment of $[ * ] to EPS within [ * ] of receipt of an invoice from EPS with respect to the [ * ] by [ * ]. Agrigenetics shall pay EPS $[ * ] on or before each of [ * ] and [ * ].”

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.

1.4	Section 6.2(a)(i)(4) is replaced in its entirety with the following:

“(4) the Estimated Annual FTE Payment for the fourth Contract Year shall be $[ * ] for the approximately [ * ] FTEs engaged in the Research Program; and”

1.5	Section 6.2(a)(i)(5) is replaced in its entirety with the following:

“(5) the Estimated Annual FTE Payment for the fifth Contract Year shall be $[ * ] for the approximately [ * ] FTEs engaged in the Research Program.”

2.	MISCELLANEOUS

2.1	Full Force and Effect. This Amendment amends the terms of the Agreement and is deemed incorporated into the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

2.2	Entire Agreement. The Transactional Agreements, including the Agreement as amended by this Amendment, set forth the entire understanding of the parties hereto relating to the subject matter thereof and supersede all prior agreements and understandings among or between any of the parties hereto relating to the subject matter thereof.

2.3	Counterparts. This Amendment may be executed in two (2) counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one agreement. The exchange of a fully executed Amendment (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the Parties to the terms and conditions of this Amendment.

[Signature page follows]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.

IN WITNESS WHEREOF, Agrigenetics and EPS have executed this Amendment by their respective duly authorized representatives as of the Fourth Amendment Effective Date.

	AGRIGENETICS, INC.		EXELIXIS PLANT SCIENCES, INC.

By:	/s/ Daniel R. Kittle	By:	/s/ George Scangos
	Daniel R. Kittle, Ph.D.	Name:	George Scangos
	Vice President	Title:	President and Chief Executive Officer

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 2B

Supervisor	Equivalent DAS Job Title	# of Positions	Target Start Date	Comments	EPS Position Levels
[ * ]	[ * ] or greater, R&D	[ * ]	[ * ]	DISCOVERY – [ * ] OR EQUIVALENT [ * ]	[ * ]
[ * ]	[ * ], R&D	[ * ]	[ * ]	DISCOVERY – [ * ] OR EQUIVALENT ([ * ])	[ * ]
[ * ]	[ * ], R&D	[ * ]	[ * ]	DISCOVERY – [ * ] ([ * ])	[ * ]
[ * ]	[ * ], R&D	[ * ]	[ * ]	DISCOVERY – [ * ] OR EQUIVALENT ([ * ])	[ * ]
[ * ]	[ * ], R&D	[ * ]	[ * ]	DISCOVERY – [ * ] ([ * ])	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.